UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                           --------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             February 8, 2007

                           --------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of (Commission File              (IRS Employer
incorporation)                      Number)             Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (b) On February 8, 2007, Clarence L. Werner resigned as the Chief Executive Officer of Werner Enterprises, Inc. (the "Company"). Clarence L. Werner will continue to serve as a director and as the Chairman of the Company's Board of Directors (the "Board"), an officer position, and will continue to be closely involved in the Company's business.

      (c)  On  February  8,  2007, the Board named Gregory  L.  Werner  the
Company's Chief Executive Officer. He will also continue to hold the position of President. Gregory L. Werner, age 47, has been employed by the Company in various capacities since 1977. He became an officer of the Company in 1984 and was elected to the Board in 1994. Gregory L. Werner has served as the Company's President since April 1997 and assumed the duties of Chief Operating Officer in 1999. In connection with the promotion and additional responsibilities, his base salary has been established at $720,000 per year, effective February 9, 2007. Gregory L. Werner is the son of Clarence L. Werner, Chairman of the Board, and the brother of Gary
L. Werner, Vice Chairman.

     A copy of the news release issued in connection with these matters is included as an exhibit to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibit 99.1    News release issued by the registrant on February
8, 2007.

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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      February 9, 2007             By:  /s/ John J. Steele
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                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      February 9, 2007             By:  /s/ James L. Johnson
           --------------------              ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary